Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Asset Allocation Trust of our report dated October 24, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Multi-Asset Conservative Allocation Fund’s Annual Report on Form N-CSR for the year ended August 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Asset Allocation Trust of our report dated October 24, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Multi-Asset Global Allocation Fund’s Annual Report on Form N-CSR for the year ended August 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche Asset Allocation Trust of our report dated October 24, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Multi-Asset Moderate Allocation Fund’s Annual Report on Form N-CSR for the year ended August 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 27, 2017